Exhibit 99.2

CONSENT OF DUFF & PHELPS, LLC

We consent to the references to our name, valuation methodologies, assumptions and value conclusions of our report, dated April 17, 2017, prepared by us with respect to the valuation of the portfolio of 79 properties wholly-owned by Strategic Storage Trust II, Inc. (the “Company”), which is contained in this Current Report on Form 8-K and incorporated by reference in the Company’s Registration Statement on Form S-3 (333-214848).

Sincerely,

Duff & Phelps, LLC

By:	/s/ Duff & Phelps, LLC

Date: April 17, 2017